EXHIBIT 10.1

TENTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS TENTH AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of February 3, 2014, is entered into by and among the following parties:

(i) FLEETCOR FUNDING LLC, as Seller (the “Seller”);

(ii) FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer (the “Servicer”);

(iii) PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Related Committed Purchaser and Purchaser Agent for its Purchaser Group;

(iv) ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser;

(v) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Related Committed Purchaser and Purchaser Agent for Atlantic’s Purchaser Group;

(vi) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as Related Committed Purchaser and as Purchaser Agent for its Purchaser Group; and

(vii) PNC BANK, NATIONAL ASSOCIATION, as Administrator

(in such capacity, the “Administrator”).

BACKGROUND

A. The parties hereto are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement dated as of October 29, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.

B. The parties hereto desire to amend the Receivables Purchase Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to the Receivables Purchase Agreement. The definition of “Facility Termination Date” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by deleting the date “February 3, 2014” from where it appears therein and replacing it with the date “February 2, 2015”.

SECTION 2. Termination of Non-Ratable Funding; Rebalancing of Capital.  Section 3 of the Seventh Amendment to the Receivables Purchase Agreement, dated February 6, 2012 (the “7th Amendment”), and the agreements set forth in such Section are hereby terminated in their entirety and shall have no further force or effect.  On and after the date hereof (except as set forth in the following paragraph), Purchases shall be made and funded by the Purchasers of the various Purchaser Groups ratably in accordance with Section 1.1(a) of the Receivables Purchase Agreement, and repayments of Capital shall be allocated among the Purchasers ratably based on their outstanding Capital, in each case, in accordance with the terms of the Receivables Purchase Agreement without giving effect to Section 3 of the 7th Amendment.

In order to ratably rebalance the outstanding Capital of the various Purchaser Groups and notwithstanding the foregoing paragraph or anything to the contrary in the Receivables Purchase Agreement regarding ratable Purchases and repayments of Capital, Credit Agricole (as a Related Committed Purchaser) or, if it so elects in its sole discretion, Atlantic, shall on the date hereof fund a new Purchase in an amount equal to $56,025,000, and the Seller shall use all the proceeds of such Purchase to reduce PNC’s Capital by $56,025,000.  For administrative convenience, the Seller hereby requests and instructs Credit Agricole or Atlantic (as the case may be) to fund such Purchase on the date hereof by paying the proceeds thereof, on behalf of the Seller, directly to PNC in immediately available funds on the date hereof.  Such payment by Credit Agricole or Atlantic (as the case may be) to PNC shall be deemed to constitute a Purchase, and PNC’s receipt of the proceeds thereof shall be deemed to have been received by PNC from the Seller and shall be applied in reduction of PNC’s outstanding Capital.  After giving effect to such Purchase and such repayment of Capital on the date hereof, the outstanding Capital of the various Purchasers will be as follows:

Purchaser: Outstanding Capital
PNC: $224,100,000
Atlantic: $56,025,000
Credit Agricole: $0
Wells: $93,375,000

Each of the parties hereto consents to the foregoing Purchase and reduction of Capital on the terms set forth herein.

SECTION 3. Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to each of the Administrator, each Purchaser and each Purchaser Agent as follows:

(a) the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);

(b) no event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Termination Event or an Unmatured Termination Event, and the Facility Termination Date has not occurred;

(c) the execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part; and

(d) this Amendment and the Receivables Purchase Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

SECTION 4. Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall be effective as of the date hereof upon the Administrator’s receipt of (a) counterparts of this Amendment duly executed by each of the parties hereto, (b) counterparts of that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”), by and among the Administrator, each Purchaser Agent, the Seller and the Servicer and (c) confirmation that all fees due and payable on the date hereof under the Fee Letter have been paid in accordance with the terms thereof.

SECTION 6. Miscellaneous. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 8. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Purchase Agreement.

SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

FLEETCOR FUNDING LLC, as Seller
By: /s/ Steven Pisciotta
Name: Steven Pisciotta
Title: Treasurer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer
By: /s/ Steven Pisciotta
Name: Steven Pisciotta
Title: Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Related Committed Purchaser and
Purchaser Agent for its Purchaser Group
By: /s/ Robyn Reeher
Name: Robyn Reeher
Title: Vice President

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser
By: Credit Agricole Corporate and Investment Bank, as attorney-in-fact
By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director
By: Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Related Committed Purchaser and
Purchaser Agent for Atlantic Asset
Securitization LLC’s Purchaser Group
By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director
By: Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Related Committed Purchaser and
Purchaser Agent for its Purchaser Group
By: /s/ Eero Mazel
Name: Eero Mazel
Title: SVP

PNC BANK, NATIONAL ASSOCIATION,
as Administrator
By: /s/ Robyn Reeher
Name: Robyn Reeher
Title: Vice President